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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        December 5, 2002
                                                -------------------------------



                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)



         NEW YORK                        1-5452                15-0405700
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   (State or other jurisdiction        (Commission           (I.R.S. Employer
         of incorporation)             File Number)       Identification Number)


163-181 KENWOOD AVENUE,  ONEIDA,  NEW YORK                       13421
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code       (315) 361-3000
                                                  ------------------------------

Former name or former address, if changed since last report            N/A
                                                           ---------------------



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ITEM 5   OTHER EVENTS

         The information required by this item is incorporated by reference to a press release dated December 5, 2002, which is attached as an exhibit to this Form.


EXHIBITS


         EXHIBIT 99.1

                  Press Release dated December 5, 2002.




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               ONEIDA LTD.


                                           By: /s/ CATHERINE H. SUTTMEIER
                                               --------------------------
                                                   Catherine H. Suttmeier
                                                   Corporate Vice President,
                                                   Secretary and General Counsel


Dated: December 6, 2002



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